Exhibit 32.2

                 Certification of the Chief Financial Officer
                      Pursuant to 18 U.S.C. Section 1350,
     As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      In connection with the quarterly report of BidGive International, Inc. (the "Company") on Form 10-QSB for the three months ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Thomas W. Richardson, the Chief Financial Officer of the Company, hereby certifies, pursuant to Exchange Act Rule 13a-14(b) or 15d-14(b) and 18 U.S.C. {section} 1350, as adopted pursuant to {section} 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                    /s/  Thomas W. Richardson
                                    Thomas W. Richardson
                                    Chief Financial Officer
                                    Date:  November 15, 2004